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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (File Nos. 333-100646, 333-87945, 333-60606, 333-47784, 333-29537, 333-29529,
and 333-90410) of Callon Petroleum Company of our report dated February 28, 2003, with respect to the 2002 consolidated financial statements of Callon Petroleum Company included in this Form 10-K for the year ended December 31, 2002.



                                                          Ernst & Young LLP



New Orleans, Louisiana
March 27, 2003